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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

                          Date of Report: July 14, 2000

                             MAYOR'S JEWELERS, INC.
                       (formerly Jan Bell Marketing, Inc.)

         1-9647                                           59-2290953
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(Commission File Number)                    (IRS Employer Identification No.)

14051 N.W. 14th STREET, SUNRISE, FLORIDA                             33323
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 (Address of principal executive offices)                         (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 846-2709

                                 JAN BELL MARKETING, INC.
                           (Former Name if Changed Since Last Report)



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         ITEM 5.  OTHER EVENTS.

         Effective as of July 17, 2000, the Company will begin trading under the symbol MYR on the American Stock Exchange. The Company has changed its corporate name to Mayor's Jewelers, Inc. from Jan Bell Marketing, Inc. and currently trades on the American Stock Exchange under the symbol JBM.

         The name change reflects the Company's future growth and expansion of its luxury jewelry operations with its commitment to its Mayor's retail platform, which the Company acquired in July, 1998. Further, the name change will assist the Company in developing the brand name identity for the Mayor's retail stores on a national basis.

         ITEM 7.  EXHIBITS.

         Listed below are the exhibits filed as a part of this report.

         Certificate of Incorporation as amended through July 12, 2000.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    JAN BELL MARKETING, INC.
                                         (Registrant)


                                    By: /s/ RICHARD W. BOWERS
                                        ---------------------------------
                                        Senior Vice President
                                        and General Counsel

Date:    July 14, 2000